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                                                                    EXHIBIT 10.8


                                                                 18th March 2004

                                DEED OF WARRANTY

                                     BETWEEN

                       ALEXANDER CATTO AND ANDREW LAPPING
                     AS DIRECTORS OF SOE DEVELOPMENT LIMITED

                                       AND

                            BAM! ENTERTAINMENT, INC.

                       RELATING TO SOE DEVELOPMENT LIMITED

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THIS DEED is made among:-

(1) ALEXANDER CATTO of 79 Mount Street, London W1K 2SN and ANDREW LAPPING of 91 Mitchell Street, Glasgow G1 3LN (the "WARRANTORS"); and

(2)   BAM! ENTERTAINMENT, INC, a Delaware corporation (the "BUYER").

WHEREAS:-

(A) This Agreement is supplemental to a sale and purchase agreement relating to the acquisition by the Buyer of the entire issued share capital of SOE Development Limited of even date herewith (the "SALE AND PURCHASE AGREEMENT"); and

(B) The Buyer is entering into the Sale and Purchase Agreement relying, inter alia, on the Warranties contained in this document.

IT IS AGREED:-

1     DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

1.1.1 In this Agreement unless the context requires otherwise:-

      "BoS" means Bank of Scotland;

      "BoS OVERDRAFT FACILITY" means the overdraft facility of the Company in the sum of L500,000 from BoS as documented in the overdraft facility letter from BoS to the Company dated 9 October 2003;

      "COMPANY" means SOE Development Limited, a company incorporated in England and Wales with registered number 4856653;

      "COMPANY LOAN STOCK" the L2,475,000 floating rate Unsecured Loan
      Notes 2005 constituted by the Loan Note Instrument issued by the Company and dated 10 October 2003;

      "COMPLETION" means completion of the Sale and Purchase in accordance with clause 6 of the Sale and Purchase Agreement;

      "DEVELOPMENT AGREEMENT" the development agreement made between the Company and VIS dated 10 October 2003;

      "DISCLOSURE LETTER" means the letter dated the date of this Agreement from the Warrantors to the Buyer relating to the Warranties;

      "ENCUMBRANCE" means any interest or equity of any person (including, without prejudice to the generality of the foregoing, any right to acquire, option, right of first refusal or right of pre-emption), or any mortgage, charge, pledge, lien, restriction, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

      "ESCROW AGREEMENT" means the escrow agreement to be entered into between, inter alia, the Buyer and the shareholders of the Company and regulating the terms upon which the Escrow Consideration Shares are to be held in escrow;

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      "ESCROW CONSIDERATION SHARES" means 600,000 Consideration Shares to be withheld by the Buyer on Completion in accordance with the terms of the Sale and Purchase Agreement;

      "INVESTMENT BIBLES" means the Bible of Documentation Relating to Project Green dated October 2003 and the Supplemental Bible of Documents dated October 2003 copies of which have been supplied to the Buyer and are set out in the exhibit to this agreement marked "A";

      "INVESTMENT DOCUMENTS" means the documents executed by the Company in connection with its fundraising and investment in VIS which are contained in the Investment Bibles;

      "PARTIES" means the parties to this Agreement;

      "TAX" or "TAXATION" means any form of tax, levy, impost, contribution, duty and charge in the nature of taxation whenever imposed, whether of the United Kingdom or elsewhere and whether directly or primarily chargeable against, recoverable from or attributable to the Company or any other person (including all fines, penalties, charges and interest relating to the same);

      "TAX AUTHORITY" means any national or local government, authority or body whatsoever whether of the United Kingdom or elsewhere empowered to impose, collect or administer Tax;

      "TAX WARRANTIES" means the Warranties set out in paragraphs 7-14 (inclusive) of schedule 1 of this Agreement;

      "UPDATED DISCLOSURE LETTER" means the Disclosure Letter as updated on Completion;

      "VIS" means VIS Entertainment plc; and

      "WARRANTIES" means the warranties contained in schedule 1 of this Agreement.

2     WARRANTIES

2.1   WARRANTIES

2.1.1 The Warrantors jointly and severally warrant to the Buyer that the Warranties are true and accurate at the date of this Agreement and will be true and accurate at Completion.

2.1.2 The Warranties are separate and independent.

3     WARRANTY LIMITATIONS

3.1   TIME LIMITS

      The Warrantors shall not be liable in respect of any claim for breach of any of the Warranties (other than the Tax Warranties) unless they shall have received from the Buyer written notice of the claim (containing reasonable details of the claim) on or before the first anniversary of Completion (or in the case of the Tax Warranties on or before the seventh anniversary of Completion).

3.2   CLAIM THRESHOLD

      The Warrantors shall have no liability in respect of any claims under the Warranties unless the aggregate amount of such claims exceeds L50,000, in which case the

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      Warrantors (subject to the other limitations herein) shall be liable for the aggregate amount of such claims and not just the excess over L50,000.

      Clauses 3.1 and 3.2 to reflect final limits agreed in Offer Document.

3.3   LIMITED RECOURSE

      If there are any claims under the Warranties the Buyer shall only be entitled to satisfy any such claim from time to time out of the Escrow Consideration Shares in accordance with the terms of the Escrow Agreement and, subject thereto, the Warrantors shall have no liability in respect of any breach of the Warranties.

3.4   FRAUD ETC

      The provisions of Clauses 3.1 to 3.4 shall not apply in the case of fraud, wilful concealment or wilful misrepresentation by any of the Warrantors.

3.5   DISCLOSURE LETTER

      The Warrantors shall have no liability under the Warranties in respect of any matters which are fairly disclosed in the Disclosure Letter or the Updated Disclosure Letter.

4     AMENDMENTS, WAIVERS AND REMEDIES

4.1   AMENDMENTS

      No amendment or variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the Parties.

4.2   WAIVERS AND REMEDIES

4.2.1 The rights of each Party under this Agreement:-

      (a)   may be exercised as often as necessary;

      (b) are cumulative and not exclusive of its rights under the general law; and

      (c)   may be waived only in writing and specifically.

4.2.2 Delay in exercising or non-exercise of any right under this Agreement is not a waiver of that right.

4.2.3 Partial exercise of any right under this Agreement shall not preclude any further or other exercise of that right or any other right under this Agreement.

5     SEVERANCE

      If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:-

      (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

      (b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.

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6     ASSIGNATION

      No Party shall without the prior written consent of the other Parties assign, transfer or otherwise delegate (in whole or in part) this Agreement or any of its rights or obligations under it.

7     AGREEMENT TO PREVAIL

      If any provision of this Deed is inconsistent with the Sale and Purchase Agreement, this Deed shall prevail.

8     NOTICES

8.1   WRITING

      Any notice or communication to be given under, or in connection with the matters contemplated by, this Agreement shall be in writing and signed by or on behalf of the Party giving it.

8.2   SERVICE

      Any notice or communication referred to in Clause 8.1 shall be served by delivering it personally or sending it by pre-paid recorded delivery or registered post or by fax to the address and for the attention of the relevant Party set out in Clause 8.4 (or as otherwise notified by that Party under Clause 8.4).

8.3   DEEMED RECEIPT

      Any notice or communication referred to in Clause 8.1 shall be deemed to have been received:-

      (a)   if delivered personally, at the time of delivery;

      (b) in the case of pre-paid recorded delivery or registered post, 48 hours from the date of posting;

      (c) in the case of registered airmail, five days from the date of posting; and

      (d)   in the case of fax, at the time of transmission,

      provided that if deemed receipt occurs after 5pm on a business day, or on a day which is not a business day, the notice shall be deemed to have been received at 9am on the next business day. For the purpose of this Clause 8.3, "BUSINESS DAY" means any day which is not a Saturday, a Sunday or a public holiday in the place at or to which the notice is left or sent.

8.4   ADDRESSES FOR NOTICES

      The addresses and facsimile numbers of the Parties for the purposes of Clause 8.2 are:

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      ALEXANDER CATTO

      Address: c/o Cairnsea Investments Limited, Clarebell House, 6 Cork
               Street, London W15 3NX

      For the attention of: Alexander Catto

      Fax number: 020 7535 3040

      ANDREW LAPPING

      Address: c/o The Hamilton Portfolio Limited, 91 Mitchell Street, Glasgow
               G1 3LN

      For the attention of: Andrew Lapping

      Fax number: 0141 204 5005

      BAM ENTERTAINMENT

      Address: BAM! Entertainment, Upper Borough Court, Upper Borough Walls,
               Bath BA1 1RG

      For the attention of: Anthony Williams

      Fax number: 01225 329241

      or such other address or facsimile number in the United Kingdom as may be notified in writing from time to time by the relevant Party to the other Parties.

8.5   NO ELECTRONIC SERVICE

      Any notice or communication given under this Agreement shall not be validly served if sent by electronic mail.

9     GOVERNING LAW AND JURISDICTION

9.1   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of England.

9.2   JURISDICTION

      Each Party hereby submits to the non-exclusive jurisdiction of the Court of Session as regards any claim, dispute or matter arising out of or in connection with this Agreement or its implementation or effect.

IN WITNESS WHEREOF these presents consisting of this and the preceding pages are executed by the Parties as a DEED follows:-

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EXECUTED as a DEED by ALEXANDER CATTO
at
on the 18th day of February 2004

/s/ ALEXANDER CATTO
.................................

before this witness

/s/ JONATHAN STUART QUIRK
.........................................   Witness
Jonathan Stuart Quirk
.........................................   Full Name
17 Chipstgad Street
.........................................   Address
London 8N6 3SR
.........................................

EXECUTED as a DEED by ANDREW LAPPING
at Glasgow
on the 18th day of February 2004


/s/ ANDREW LAPPING
.................................

before this witness
/s/ C. FOLGUSON
.........................................   Witness
C. Folguson
.........................................   Full Name
11 Cedar Rd
.........................................   Address
Killearn G63 9RU
.........................................

EXECUTED for and on behalf of
BAM ENTERTAINMENTS, INC.
at Bath, England
on the 18th day
of                           2004
by
/s/ ANTHONY R. WILLIAMS
.........................................    Director
Anthony R. Williams
.........................................    Full Name

.........................................    Director/Secretary

.........................................    Full Name

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                                   SCHEDULE 1

                        WARRANTIES AND REPRESENTATIONS:

                                     PART 1

                                    GENERAL

1     CONSTITUTION OF THE COMPANY

1.1   SHARE CAPITAL

      The Company has an authorised and issued share capital as set out in schedule 2. All its issued shares are beneficially owned by the Sellers in the numbers set opposite their respective names in columns (1) and (2) of schedule 1 of the Sale and Purchase Agreement free from all liens charges and encumbrances or interests in favour of any other person.

1.2   MEMORANDUM AND ARTICLES

      The copy of the current Memorandum and Articles of Association of the Company included in the Investment Bibles is true and complete.

1.3   COMPANY RESOLUTIONS

      Save as set out in the Investment Bibles and in the Sale and Purchase Agreement, neither the Company nor any class of its members has passed any resolution since its incorporation.

1.4   OPTIONS ETC.

      Save as set out in the Investment Bibles and in the Sale and Purchase Agreement, no person has the right (whether exercisable now or in the future and whether contingent or not) to call for the issue of any share or loan capital of the Company under any option or other agreement (including conversion rights and rights of pre-emption) and no claim has been made by any person to be entitled to any such right.

1.5   STATUTORY BOOKS

      The register of members and other statutory books of the Company have been properly kept and contain a true, accurate and complete record of the matters which should be dealt with therein; no notice or allegation that any of the same is incorrect or should be rectified has been received.

1.6   INSOLVENCY

      No order has been made nor, so far as the Warrantors are aware, petition presented or resolution passed for the winding up of the Company, nor has any distress execution or other process been levied in respect of the Company, nor is there any unfulfilled or unsatisfied judgment or court order outstanding against the Company.

1.7   SUBSIDIARIES

      The Company has no subsidiaries and has not had any subsidiaries since its incorporation.



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1.8   THE SHARES

1.8.1 Save as set out in the Investment Bibles, no one is entitled to receive from the Company any finders fee, brokerage, or other commission in connection with the purchase of shares in the Company.

1.8.2 Save as set out in the Investment Bibles and as provided in the Sale and Purchase Agreement, no share or loan capital has been issued or agreed to be issued by the Company since its incorporation.

1.8.3 Save as set out in the Investment Bibles and the Sale and Purchase Agreement, there are no agreements or arrangements in force which provide for the present or future issue, allotment or transfer of or grant to any person the right (whether conditional or otherwise) to call for the issue, allotment or transfer of any share or loan capital of the Company (including any option or right of pre-emption or conversion).

1.8.4 The Company has not redeemed or purchased any of its shares since its incorporation.

2     FINANCE

2.1   CAPITAL COMMITMENTS

      The Company has not entered into, or agreed to enter into, any capital commitments other than under the Development Agreement.

2.2   BORROWINGS

2.2.1 The Company has not borrowed any sums other than under and in accordance with the terms of the BoS Overdraft Facility and the Company Loan Stock.

2.2.2 The total amount borrowed by the Company does not exceed its overdraft facilities and the total amount borrowed by the Company from whatsoever source does not exceed any limitation on its borrowing.

2.2.3 The details of the holders of the outstanding Company Loan Stock and the principal amounts outstanding are as set out in schedule 3 of the Sale and Purchase Agreement.

2.3   BANK ACCOUNTS

2.4   DISTRIBUTIONS AND LOAN REPAYMENTS

2.4.1 Since the Company was incorporated no distributions of capital or income have been declared made or paid in respect of any share capital of the Company and (excluding fluctuations in overdrawn current accounts with bankers) no loan or loan capital or preference capital of the Company has been repaid in whole or part or has become liable to be repaid.

2.4.2 No dividends or distributions of profits declared, made, or paid by the Company since the date of incorporation of the Company.



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3     OWNERSHIP OF ASSETS

3.1   ASSETS

3.1.1 The Company has no assets and has had no assets since its incorporation.

4     BUSINESS OF THE COMPANY

4.1   LITIGATION

4.1.1 The Company is not engaged in any litigation or arbitration proceedings.

4.1.2 So far as the Warrantors are aware no litigation or arbitration proceedings are pending or threatened by or against the Company and there are no circumstances likely to give rise to any litigation or arbitration.

4.1.3 The Company is not subject to any order or judgment given by any Court or governmental agency and has not been a party to any undertaking or assurance given to any Court or governmental agency which is still in force.

4.2   POWERS OF ATTORNEY, ETC.

      There are no powers of attorney given by the Company in force (other than to the holder of an Encumbrance solely to facilitate its enforcement) and no person, as agent or otherwise of the Company, is entitled or authorised to bind or commit the Company to any obligations not in the ordinary course of the Company's business.

4.3   INVESTMENT GRANTS

      No investment grant paid to the Company is liable to be refunded in whole or in part in consequence of any action or omission of the Company.

4.4   SURETIES

      No person other than the Company has given any guarantee of or security for any overdraft loan or loan facility granted to the Company.

4.5   COMPLIANCE WITH LAWS

      So far as the Warrantors are aware, the Company has conducted its business in all material respects in accordance with all applicable laws and regulations of the United Kingdom and there is no violation of or default with respect to any statute regulation order decree or judgement of any Court or any governmental agency of the United Kingdom or any foreign country which may have a material adverse effect upon the assets or business of the Company.

4.6   TRADING

      The Company has not carried on business or traded in any capacity whatsoever since its incorporation.

4.7   CONTRACTS AND ARRANGEMENTS

4.7.1 The Company has not entered into any contracts other than those in the Investment Documents and the documents referred to in the Sale and Purchase Agreement, nor has the Company varied, amended or, so far as the Warrantors are aware, breached the terms of such Investment Documents.



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4.7.2 So far as the Warrantors are aware the Investment Documents entered into by the Company are in full force and effect and the Company has not received notice to terminate them.

4.7.3 So far as the Warrantors are aware, no counterparty to an Investment Document entered into by the Company has threatened the Company to terminate such contract nor, so far as the Warrantors are aware, has grounds to do so.

5     EMPLOYMENT

5.1   DIRECTORS

      The particulars shown in schedule 2 are true and complete and no person not named therein as such is a director or shadow director (as defined in section 741 of the Companies Act 1985) of the Company.

5.2   PARTICULARS OF EMPLOYEES

5.2.1 The Company does not have any employees and has not had any employees since its incorporation.

6     PROPERTIES

      The Company does not own any real property and has not owned any real property since its incorporation.

7     RETURNS AND RECORDS

7.1 The Company has made or caused to be made within the requisite periods all notices, returns, and computations required to be made, and has supplied or caused to be supplied all information required to be supplied to any Taxation Authority, and all such returns, computations and information were when submitted correct, up-to-date and are not, nor so far as the Warrantors are aware likely to be, the subject of any material dispute.

7.2 The Company has kept and maintained complete and accurate records for Taxation purposes.

8     NON-ENTITLEMENT

      So far as the Warrantors are aware the Company has not received from any Taxation Authority any payment to which it was not entitled.

9     GROUP OF COMPANIES

      The Company is not at the date of this agreement, nor has it ever been, a member of a group of companies howsoever defined.

10    PAYMENT OF TAX, PENALTIES AND INTEREST

      The Company has duly and punctually paid all Taxation which it has been liable to pay and has not paid or become liable to pay, nor, so far as the Warrantors are aware, are there any circumstances by reason of which the Company is likely to become liable to pay any penalty, fine surcharge or interest relating to Taxation.

11    REVENUE INVESTIGATIONS, AUDITS

      The Company has not at any time been the subject of any audit, discovery or investigation by any Taxation Authority and, so far as the Warrantors are aware, there



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      are no facts which are likely to cause any non routine audit, discovery or investigation to be made.

12    WITHHOLDINGS

      The Company has made all deductions and retentions of or on account of Taxation as it was or is obliged or entitled to make and all such payments of or on account of Taxation as should have been made to any Taxation Authority in respect of such deductions or retentions.

13    RESIDENCY AND STATUS OF COMPANY

13.1 The Company has never been resident for Taxation purposes in any jurisdiction other than the United Kingdom and the Company has no branch, agency, place of business or permanent establishment outside the United Kingdom.

13.2 The Company has never been a close company for the purposes of section 414 of ICTA.

14    SECONDARY LIABILITY

      The Company is not liable to be assessed to Taxation as an agent of any other person and is not liable to pay, to reimburse or to indemnify any person (including a Taxation Authority) in respect of the Taxation liability of any other person as a consequence of that other person failing to discharge the liability whether that other person is or may become primarily liable for the Taxation in question.

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                                   SCHEDULE 2

                             DETAILS OF THE COMPANY

Name:                                SOE Development Limited

Former Names:                        Law 2404 Limited

Number:                              04856653

Date of Incorporation:               5 August 2003

Registered Office:                   79 Mount Street
                                     London
                                     W14 2SN

Authorised share capital:            11,999 A shares of L0.001 each
                                     988,001 ordinary shares of L0.001 each

Issued share capital:                8,800 A shares of L0.001 each 46,201
                                     ordinary shares of L0.001 each

Directors:                           Alexander Gordon Catto
                                     Andrew Christopher Lapping

Secretary:                           Andrew Christopher Lapping

Accounting reference date:           31 December

Last accounts:                       N/A

Last annual return:                  N/A